                                                                   Exhibit 10.17

                                  Schedules

                                     to

                             Bell Capacity Right

                              of USE Agreement

                                                                   Exhibit 10.17

                                   SCHEDULE 1

                              DESCRIPTION OF SYSTEM

A trans-Atlantic cable system known as FLAG Atlantic-1 which is to operate from London and Paris to New York and will include a trans-Atlantic subsea element and backhaul elements in Europe and the United States.

The subsea element will involve the construction of four landing stations ("the Landing Stations"), a six fibre pair ring system across the Atlantic Ocean, with six fibre pairs connecting the US Landing Stations and six fibre pairs connecting the European Landing Stations. The Landing Stations are currently expected to be at (i) Cornwall (UK), (ii) St. Brieuc (France), (iii) Makamah Beach on the North shore of Long Island, New York (US) and (iv) Long Beach on the South shore of Long Island, New York (US). Each fibre pair will be designed for a minimum capacity of 40 wavelengths with each wavelength running at 10 Gbps.

The backhaul elements will seamlessly connect the Landing Stations to the digital/optical input/output port on the digital/optical distribution frame ("Terminal Point") in the heart of London, Paris, New York and, at the absolute discretion of FA-1, in New Jersey.

The initial stage of the system will consist of the Northern subsea link from Cornwall to the North shore of Long Island, the Cornwall to Brittany Trans-Channel link and the backhaul elements (which include the terrestrial link between the North shore and the South shore of Long Island). The full system will consist of the initial stage and the Southern subsea link from Brittany to the south shore of Long Island ("Full System").

The system will be installed initially with at least 160 Gbps of capacity but will be designed with technology capable of upgrade to 2.4 terabits per second.

The base system has been designed to provide restoration within its own capabilities by way of protection switching. This has been achieved by means of a redundant multi-loop architecture within the system. This architecture provides redundancy in the event of a failure of any component within the system.

The system will:

      - have the ability to carry commercial traffic between any two points (consisting of one or many segments) which meets ITU-T G.826 recommendations.
      - have automatic self-healing ring protection between any two points (consisting of one or many segments)
      -     have network management capability for the system as a whole

                                   SCHEDULE 2A

1.    Capacity

      ---------------------------------------------------------------------
      Route - From the Terminal               Capacity           Purchase
      Point facilities in London or                              Price US$
      Paris (at the option of BELL                             (excl. taxes)
      ATLANTIC) to either of the
      Terminal Point facilities in
      New York or, if applicable, in
      New Jersey (at the option of
      BELL ATLANTIC).
      ---------------------------------------------------------------------
      Tranche 1                       16 STM-1s multiplexed     $      ***
                                      at STM-4 level
      ----------------------------------------------------------------------
      Tranche 2                       16 STM-1s multiplexed     $      ***
                                      at STM-4 level
      ----------------------------------------------------------------------
      Tranche 3                       32 STM-1s multiplexed     $      ***
                                      at STM-4 level
      ----------------------------------------------------------------------
      Tranche 4                       64 STM-1s multiplexed     $      ***
                                      at STM-4 level
      ----------------------------------------------------------------------

----------
Confidential treatment has been requested with respect to the portions of this agreement marked with three asterisks (***) and the redacted material has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 2B

      ---------------------------------------------------------------------
      Route - From the Terminal               Capacity           Purchase
      Point facilities in London or                              Price US$
      Paris (at the option of BELL                             (excl. taxes)
      ATLANTIC) to either of the
      Terminal Point facilities in
      New York or, if applicable, in
      New Jersey (at the option of
      BELL ATLANTIC).
      ---------------------------------------------------------------------
      Tranche 1                       12 STM-1s multiplexed     $     ***
                                      at STM-4 level and 1 x
                                      STM-1
      ---------------------------------------------------------------------
      Tranche 2                       12 STM-1s multiplexed     $     ***
                                      at STM-4 level and 1 x
                                      STM-1
      ---------------------------------------------------------------------
      Tranche 3                       26 STM-1s multiplexed     $     ***
                                      at STM-4 level
      ---------------------------------------------------------------------
      Tranche 4                       52 STM-1s multiplexed     $     ***
                                      at STM-4 level
      ---------------------------------------------------------------------
      Tranche 5                       104 STM-1s multiplexed    $     ***
                                      at STM-4 level
      ---------------------------------------------------------------------

                                   SCHEDULE 3

                        (Payment schedule for Tranche 1)

----------------------------------------------------
Date                                     Percentage
                                         of Purchase
                                         Price ($US)
----------------------------------------------------
On receipt of a notice  from FA-1 that       ***%
FA-1 Financial  Closure (as defined in
clause 23.3) has occurred
----------------------------------------------------
31 December 1999                             ***%
----------------------------------------------------
1 April 2000                                 ***%
----------------------------------------------------
1 July 2000                                  ***%
----------------------------------------------------
1 October 2000                               ***%
----------------------------------------------------
Initial RFS Date                             ***%
----------------------------------------------------
Date on which FA-1 notifies BELL             ***%
ATLANTIC that the Full System is able
to carry commercial traffic
----------------------------------------------------

                                   SCHEDULE 4

                      Provisions for Collocation Agreement

If BELL ATLANTIC desires to install equipment at a Terminal Point in order to connect to the Capacity, the Parties agree to negotiate in good faith a Collocation Agreement which shall be based on the following principles:

1. BELL ATLANTIC shall be granted a license to place its equipment in racks at the Terminal Point premises from the Initial RFS Date until the termination or expiration of this Agreement. BELL ATLANTIC will pay a price per rack per annum for use of the racks no more than the price per rack paid to FA-1 by its most favoured purchasers, payable annually in advance.

2. BELL ATLANTIC shall be permitted to use the racks only for the purpose of connecting to the System.

3. Access to the Terminal Point premises will be available to BELL ATLANTIC's authorised personnel on a 24*365 basis subject to compliance with reasonable safety, security and access rules.

4. Commercial terms for services (such as installation, first line maintenance, shifts and changes) and for utilities (such as power heating lighting) to be provided by FA-1 at the Terminal Point are to be negotiated.

5. Assignment or sublicensing of the racks by BELL ATLANTIC shall be permitted only where the Capacity has been assigned, provided that this limitation shall not prohibit Bell Atlantic from permitting its Affiliates (as defined in clause 13.1) to use the racks to connect to the System.

6. Only appropriately qualified staff of BELL ATLANTIC may enter the Terminal Points.

7. Cable shall not be installed by BELL ATLANTIC except under the direct supervision of FA-1.

8. BELL ATLANTIC shall submit suitable documentation evidencing that the equipment meets appropriate industry specifications and safety requirements.

9. BELL ATLANTIC must provide evidence to FA-1 that it will be able to operate the equipment during BELL ATLANTIC labour disputes.

                                   SCHEDULE 5

                                  O&M PAYMENTS

BELL ATLANTIC shall pay ***. The operation and maintenance costs of the System shall include, without limitation:

o     ***

The operation and maintenance costs shall not include ***

o     ***

On the Initial RFS Date FA-1 shall provide to BELL ATLANTIC a budgetary estimate of the costs from the date of activation until the end of the then calendar year. Thereafter FA-1 shall provide such budgetary estimate on 31st October of each year. Within three months of the end of each year FA-1 shall provide to BELL ATLANTIC the actual costs for such year and any adjustments necessary will be effected by a debit or credit for the next quarter (and, if necessary, subsequent quarters), as appropriate. In no event shall BELL ATLANTIC be required to pay more than $*** per STM-1 per annum. FA-1 shall provide satisfactory evidence of the actual costs and the amount of capacity activated on the System referred to above and for this purpose FA-1 shall keep appropriate records for a period of three years after the relevant invoice for inspection by an auditor if required. ***

                                   SCHEDULE 6A

                                DELIVERY SCHEDULE

BELL ATLANTIC shall be entitled to Capacity on the System if Schedule 2A is applicable on the following basis:

-------------------------------------------------------------------------------
Availability Schedule      Date                      Capacity Available To
                                                     Activate (STM-1s)
-------------------------------------------------------------------------------
Tranche1                   ***                                  ***
-------------------------------------------------------------------------------
Optional Additional Capacity

-------------------------------------------------------------------------------
Tranche 2                  ***                                  ***
-------------------------------------------------------------------------------
Tranche 3                  ***                                  ***
-------------------------------------------------------------------------------
Tranche 4                  ***                                  ***
-------------------------------------------------------------------------------

                                   SCHEDULE 6B

                                DELIVERY SCHEDULE

BELL ATLANTIC shall be entitled to Capacity on the System if Schedule 2B is applicable on the following basis:

-------------------------------------------------------------------------------
Availability Schedule         Date                      Capacity Available To
                                                        Activate (STM-1s)
-------------------------------------------------------------------------------
Tranche1                      ***                                ***
-------------------------------------------------------------------------------
Optional Additional Capacity
-------------------------------------------------------------------------------
Tranche 2                     ***                                ***
-------------------------------------------------------------------------------
Tranche 3                     ***                                ***
-------------------------------------------------------------------------------
Tranche 4                     ***                                ***
-------------------------------------------------------------------------------
Tranche 5                     ***                                ***
-------------------------------------------------------------------------------

                                   SCHEDULE 7

                                ACCEPTANCE TESTS

1. Bringing-into-service-tests ("BIS Tests") (clause 2.1.2)

The BIS Tests will involve prolonged bit-error rate and pointer (or similar) method of measuring the timing of the System. The BIS Tests will demonstrate that the bit-error rate at the end of the life of the System is two times the bit-error rate under ITU-T recommendation G.829.

2. Operation and Maintenance of the System (clause 5.1)

                               SYSTEM POWER BUDGET

                                    Contents

1.    SYSTEM POWER BUDGET
2.    CHROMATIC DISPERSION MANAGEMENT OF WDM SYSTEM

     Table A Power Budget available on FLAG Atlantic repeatered submarine Segments for Transmission at 40*10 Gbit/s

     Table B   Power Budget for FLAG Atlantic non-repeatered Segment D.

                               SYSTEM POWER BUDGET

1.    SYSTEM POWER BUDGET

      The Power Budget has been calculated to guarantee all the transmission performance requirements of the System over its design life.

      Calculations are presented to obtain better than the minimum required BER performance using the ITU-T Recommendation G826 to derive a worst case BER limit for the System.

      The following table contains the performance budget and the following paragraphs detail the values listed in the tables1. Values in the table are expressed in dB and are combined linearly.

      Line 1: Mean Q value has been calculated using simple SNR calculation with nominal design parameters.

      Line 1.1:   Propagation impairment is the sum of all allocated line design margins and impairment described hereinafter.

                  o     non linear effects (SPM, SRS, XPM)
                  o     chromatic dispersion effect
                  o     mean polarisation effect including PDL, PDG and PMD

      Line 1.2:   Impairment relative to the effect of the relative levels and the wavelength of the different channels. It includes, non ideal pre-emphasis in the terminal. It also includes relative wavelength misalignment between transmitter wavelength and BU and receiver filters.

      Line 1.3:   Supervisory impairment is relative to system degradation due to the line supervisory.

      Line 1.4:   Unallocated margin is supplier owned margin for allocation to other margin if required. It includes manufacturing and environment impairment.

      Line 2: Time varying system performance includes fading effect due to polarisation effect. This impairment is based on 5 times standard deviation measured on similar test bed.

      Line 3:     Addition of the protection wavelengths.

      Line 4:     Computed from a minus (1.1) to (2).

      Line 5:     SLTE back to back Q.

      Line 6:     Segment Q value, computed from (4) and (5).

      Line 6.1:   BER corresponding to segment Q without FEC.

      Line 6.2:   BER corresponding after correction (using ITU G975 FEC
                  performance).

      Line 6.3:   Effective segment Q value including FEC improvement.

      Line 7: Q limit for compliance with the requirement after correction by FEC assumption is BER lower than 10-13 after correction, performance achieved with 10-4 before correction, which is equivalent to a Q factor of 11.2 dB with SLTE Release 1 or 9.5 dB with SLTE Release 2.

----------

      Line 8: End of life impairments. These are system degradation which could be present in the installed system at end of life. It includes repair margin required in the tender, pump failure and component and fibre ageing. As these effects are interactive they have been put in the same line.

      Line 9: Segment margin, (8) plus 1.0 dB, represents the minimum BOL margin to meet the system performance at EOL with an extra margin of 1 dB.

      Line 10: Commissioning limit, (7) plus (9), is the minimum performance to be demonstrated at the Provisional Acceptance.

2.    CHROMATIC DISPERSION MANAGEMENT OF WDM SYSTEM

      As with single channel 5 Gbit/s amplified systems, WDM systems use Dispersion Shifted Fibre compensated by Non Dispersion Shifted sections approximately every 400 to 600 km. In order to limit the impact of channel interaction arising from the combination of high repeater output power and fibre Kerr non linearities, the chromatic dispersion of the fibre is more negative than that used for previous 5 Gbit/s systems (- 2ps/nm/km instead of - 0.2 ps/nm/km). This lower value implies a length of compensation fibre longer than the one used in the 5 Gbit/s equating to approximately one repeater span every 9 repeater spans. As the European segments are shorter than the equalisation span, submerged compensation is not needed and the chromatic dispersion is compensated in the terminal equipment.

                                [GRAPHIC OMITTED]

      The above figure shows an example of the compensation in the line cable. This map may be adjusted according to the progress in the development to optimise the transmission performance. Moreover additional compensation will be require in the SLTE.

3.    POWER BUDGET TABLES

      The following tables give the power budgets for the Segments of the FLAG Atlantic-1 Submarine System.

================================================================================================
        Segment                                              A             B              C
        ----------------------------------------------------------------------------------------
        Wavelength Number (10 Gbit/s)                        40            40            40
        ----------------------------------------------------------------------------------------
 Line   Length (km)                                         6004          338           6477
        ----------------------------------------------------------------------------------------
        Repeater number                                     144            4             162
------------------------------------------------------------------------------------------------

                          Parameter                      SOL   EOL     SOL   EOL      SOL   EOL
------------------------------------------------------------------------------------------------
   1    Mean Q value (Simple SNR calculation)            16.8  16.2    27.3  24.3    16.8   16.2
------------------------------------------------------------------------------------------------
  1.1   Propagation Impairments including SRS            2.2   2.2     2.2   2.2      2.2   2.2
        penalty, mean PDL penalty, mean PDG penalty
        and mean PMD penalty
  1.2   Wavelength tolerance impairment and non          0.4   0.4     0.4   0.4      0.4   0.4
        optical pre-emphasis impairment
  1.3   Supervisory impairment                           0.5   0.5     0.5   0.5      0.5   0.5
  1.4   Manufacturing and environment impairment         0.9   0.9     1.0   1.0      0.9   0.9
------------------------------------------------------------------------------------------------
   2    Time varying system performance                  1.2   1.2     1.2   1.2      1.2   1.2
------------------------------------------------------------------------------------------------
   3    Protection wavelength insertion                  0.3   0.3     0.3   0.3      0.3   0.3
------------------------------------------------------------------------------------------------
   4    Line Q value (1-1.1-1.2-1.3-1.4-2)               11.4  10.7    21.7  18.8    11.4   10.7
------------------------------------------------------------------------------------------------
   5    Specified TTE Q value (back to back Q)           24.1  22.9    24.1  22.9    24.1   22.9
------------------------------------------------------------------------------------------------
   6    Segment Q value (computed from 4 & 5)            11.2  10.5    19.8  17.4    11.2   10.5
  6.1   BER corresponding to segment Q without FEC      2E-04         1E-22          2E-04
  6.2   BER corresponding to segment Q with FEC       < 1E-13       < 1E-13        < 1E-13
  6.3   Effective Segment Q value with FEC            > 17.3        > 17.3         > 17.3
------------------------------------------------------------------------------------------------
   7    Q limit for compliance with requirement          9.5   9.5     11.2  11.2     9.5   9.5
        after FEC correction
------------------------------------------------------------------------------------------------
   8    Repairs margins                                        0.7           2.4            0.7
        Components and fibre ageing penalty
        Pump(s) failure penalty
        Non optimal decision threshold
------------------------------------------------------------------------------------------------
   9    Segment margins                                  1.7   1.0     3.4   1.0      1.7   1.0
------------------------------------------------------------------------------------------------
  10    Commissioning Limit                              11.2          14.6          11.2
================================================================================================

 Table A - Power Budget available on FLAG Atlantic-1 System repeatered submarine
                    Segments for Transmission at 40*10 Gbit/s

        =================================================================
                              FLAG ATLANTIC SEGMENT D
                       40 channels per fibre pair, 10 Gbit/s
        -----------------------------------------------------------------
         CABLE POWER BUDGET
           Cable Length                                          25 km
           SOL Cable Attenuation                              0.216 dB/km
           SOL Cable Loss                                       5.4 dB
           EOL Cable Attenuation                               0.22 dB/km
           EOL Cable Loss                                       5.5 dB
           Repair margin                                        3.0 dB
           Installation penalties                               1.0 dB
         SOL Total Cable Loss                                   6.4 dB
         EOL Total Cable Loss                                   9.5 dB
        -----------------------------------------------------------------
         EQUIPMENT POWER BUDGET
           SOL Minimum total launched power at point S'        14.0 dBm
           EOL Minimum total launched power at point S'        14.0 dBm
           Channel equalisation accuracy                        1.0 dB
           SOL Minimum channel power at point S'              - 3.0 dBm
           EOL Minimum channel power at point S'              - 3.0 dBm
           SOL back-to-back 10-12 sensitivity at point R'     - 34.5 dBm
           EOL back-to-back 10-12 sensitivity at point R'     - 34.0 dBm
           Propagation penalty                                   2.0 dB
         SOL Equipment Power Budget                             29.5 dB
         EOL Equipment Power Budget                             29.0 dB
        -----------------------------------------------------------------
         SOL System Margin                                      23.1 dB
         EOL System Margin                                      19.5 dB
        =================================================================

       Table B - Power Budget for FLAG Atlantic non-repeatered Segment D.

                                   SCHEDULE 8

                             GOVERNMENT REQUIREMENTS

To the extent that this Agreement is subject to them, Seller shall comply with the applicable provisions of the following: Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order No. 11758,
Section 503 of the Rehabilitation Act of 1973 as amended by PL93-516 and PL102-569, Vietnam Era Veteran's Readjustment Assistance Act of 1974, Veteran's Compensation, Education and Employment Amendments of 1982, and the rules, regulations and relevant orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above. The following table describes the clauses which are included in this Agreement.

                          Annual Contract Value              Clauses
                          ---------------------              -------

                          Under $10,000                       5*
                          $10,000 - $50,000            1, 2, 5*, 6, 7, 8,
                          $50,000 - $500,000           1, 2, 3**, 4**, 5, 6,
                                                           7, 8, 9
                          Over $500,000                1, 2, 3**, 4**, 5, 6,
                                                           7, 8***, 9

1.    Equal Employment Opportunity Provisions

      In accordance with Executive Order 11246, dated September 24, 1965 and Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the Parties incorporate herein by this reference the regulations and clauses required by those provisions to be made a part of government contracts and subcontracts.

2.    Certification of Non-segregated Facilities

      Seller certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control, where segregated facilities are maintained; and that it will obtain a similar certification, prior to the award of any non-exempt subcontract.

3.    Certification of Affirmative Action Program

      The Seller affirms that it has developed and is maintaining an Affirmative Action Plan as required by Subpart 22.8 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations.

4.    Certification of Filing of Employer's Information Reports

      Seller agrees to file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place.

5. Utilization of Small Business Concerns and Small Disadvantaged Business Concerns

      (a) It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency.
      (b) FA-1 hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. FA-1 further agrees to co-operate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Seller's compliance with this clause.
      (c) As used in this contract, the term "Small Business Concern" shall mean a small business as defined pursuant to section 3 of the Small business Act and relevant regulations promulgated pursuant thereto. The term "Small Business Concern" owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern -

            (1) Which is at least fifty-one percent (51%) owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

            (2) Whose management and daily business operations are controlled by one or more of such individuals. The Seller shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8 (a) of the Small Business Act.

      (d) Sellers acting in good faith may rely on written representations by their subcontractors regarding their status as either a Small Business Concern or a Small Business Concern owned and controlled by socially and economically disadvantaged individuals.

6.    Utilization of Women-Owned Small Businesses

      (a) "Women-owned small businesses," as used in this clause, means businesses that are at least 51 percent owned by women who are United States citizens and who also control and operate the business. "Control," as used in this clause, means exercising the power to make policy decisions. "Operate," as used in this clause, means being actively involved in the day-to-day management of the business.
      (b) It is the policy of the United States that women-owned small businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any Federal agency.
      (c) The Seller agrees to use its best efforts to give women-owned small businesses the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.

7. Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era In accordance with Exec. Order 11701, dated January 24, 1973, and Subpart
      22.13 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8. Affirmative Action for Handicapped Workers In accordance with Exec. Order 11758, dated January 15, 1974, and Subpart 22.14 of Subchapter D of Chapter 1 of Title 48 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

9.    Employment Reports on Special Disabled Veterans and Veterans of the
      Vietnam Era

      (a) The Seller agrees to report at least annually, as required by the Secretary of Labor, on:
            (1) The number of special disabled veterans and the number of veterans of the Vietnam era in the work force of the Seller by job category and hiring location; and
            (2) The total number of new employees hired during the period covered by the report, and of that total, the number of special disabled veterans, and the number of veterans of the Vietnam era.
      (b)   The above items shall be reported by completing the form entitled
            "Federal Contractor Veterans' Employment Report VETS-100."
      (c)   Reports shall be submitted no later than March 31 of each year.
      (d) The employment activity report required by paragraph (a) (2) of this section shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph (a) (1) of this section. The Seller may select an ending date: (1) As of the end of any pay period January through March 1st of the year the report is due, or (2) as of December 31, if the Seller has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form
            100).
      (e) The count of veterans reported according to paragraphs (a) above shall be based on voluntary disclosure. Each Seller subject to the reporting requirements at 3 U.S.C. 2012(d) shall invite all special disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 2012 to identify themselves to the Seller. The invitation shall state that the information is voluntarily provided, that the information will be kept confidential, that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment, and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 2012. Nothing in this paragraph (e) shall preclude an employee from informing the Seller at a future time of his or her desire to benefit from this program. Nothing in this paragraph (e) shall relieve the Seller from liability for discrimination under 38 U.S.C 2012.

  *   Applies only if this Agreement has further subcontracting opportunities.
 **   Applies only to businesses with 50 or more employees.
*** Seller must also adopt and comply with a small business and small disadvantaged business subcontracting plan pursuant to Title 48 of the Code of Federal Regulations.